SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of
the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):
February 19, 2007

HANCOCK HOLDING COMPANY

(Exact name of registrant as specified in its charter)

      Mississippi                 0-13089                  64-0169065
-------------------------    --------------------     -----------------------------
     (State or other            (Commission File         (I.R.S. Employer
     jurisdiction of               Number)                 Identification Number)
     incorporation)

                           One Hancock Plaza, 2510 14th Street,
                               Gulfport, Mississippi                 39501
              ------------------------------------------------------------------
              (Address of principal executive offices)              (Zip code)

                                  (228) 868-4000
              ------------------------------------------------------------------
                        (Registrant's telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 3.03. Material Modification to Rights of Security Holders  On
February 19, 2007, Hancock Holding Company (the "Company") entered into an amendment ("Amendment No. 1") to that certain Rights Agreement, dated as of February 21,
1997, by and between the Company and Hancock Bank, as Rights Agent (the "Rights
Agreement"). Capitalized terms used but not defined herein shall have the meanings ascribed thereto in the Rights Agreement.

Amendment No. 1 amends the Rights Agreement to extend the Final Expiration Date of the Rights Agreement from February 21, 2007 to February 21, 2017.  A copy of
Amendment No. 1 is filed as an Exhibit to this Form 8-K and incorporated herein by reference.  The foregoing description of Amendment No. 1 is qualified in its entirety by reference to the Rights Agreement and Amendment No. 1.

Item 9.01.  Financial Statements and Exhibits

             (c)  Exhibits.

                      4.1    Amendment No. 1 to Rights Agreement, dated as of
                             February 19, 2007, by and between Hancock Holding
                             Company and Hancock Bank, as Rights Agent.

SIGNATURE

        Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: February 19, 2007
                                     HANCOCK HOLDING COMPANY
                                     (Registrant)

                                     By:   /s/ Paul D. Guichet
                                        --------------------------------
                                           Paul D. Guichet
                                           Vice President
                                           Investor Relations

                                             EXHIBIT INDEX

Exhibit No.                         Description
-----------                         -----------

   4.1                   Amendment No. 1 to Rights Agreement, dated as of
                         February 19, 2007, by and between Hancock Holding
                         Company and Hancock Bank, as Rights Agent.

                                                                                                 Exhibit 4.1

                                        AMENDMENT NO. 1 TO RIGHTS AGREEMENT

         AMENDMENT NO. 1, dated as of February 19, 2007 (this "Amendment No. 1"), to the Rights Agreement (the
"Rights Agreement"), between Hancock Holding Company, a Mississippi corporation (the "Company"), and Hancock
Bank, as Rights Agent (the "Rights Agent").

         WHEREAS, following adoption by the Company's shareholders of the Company's Shareholder Rights Plan in
February 1997, the Company and the Rights Agent entered into the Rights Agreement specifying the terms of the
Rights (as defined therein);

         WHEREAS, the Board of Directors of the Company has considered the reasons underlying the adoption of the
Company's Shareholder Rights Plan and Rights Agreement and has determined that those reasons continue to be valid at present;

         WHEREAS, the Company and the Rights Agent desire to amend the Rights Agreement to extend the Rights
Agreement in accordance with Section 27 of the Rights Agreement;

         WHEREAS, the Board of Directors of the Company has authorized this Amendment No. 1 at a meeting of directors duly called and held;

         NOW, THEREFORE, in consideration of the premises and mutual agreements set forth in the Rights Agreement and this Amendment No. 1, the parties hereby agree as follows:

         1.  Section 7(a) of the Rights Agreement is hereby amended to read in its entirety:

             (a)  The registered holder of any Right Certificate may exercise the
                  Rights evidenced thereby (except as otherwise provided herein) in whole or in part at any time after the Distribution Date upon surrender of the Right
                  Certificate, with the form of election to purchase on the reverse side thereof duly executed, to the Rights Agent at the principal office of the Rights
                  Agent, together with payment of the Purchase Price for each share of Company
                  Common Stock as to which the Rights are exercised, at or prior to the earliest of (i) the close of business on February 21, 2017 (the "Final Expiration
                  Date"), (ii) the time at which the Rights are redeemed as provided in Section
                  23 hereof (the "Redemption Date"), or (iii) the time at which such Rights are exchanged as provided in Section 24 hereof.

         2.  Exhibit B to the Rights Agreement is hereby amended by replacing the term "February 21, 2007," in each place in which such term appears in Exhibit B, with the term "February 21, 2017."

         3.  Exhibit C to the Rights Agreement is hereby amended by:

             (a)  replacing the term "February 21, 2007," in each place in which such term appears in Exhibit C, with the term "February 21, 2017";

             (b)  inserting the phrase ", with any amendments to the Rights Agreement being filed as Exhibits to Current
                  Reports on Form 8-K" at the end of the first sentence under the heading "Amendments"
                  contained in Exhibit C.

         4.  The term "Agreement" as used in the Rights Agreement shall be deemed to refer to the Rights Agreement as amended hereby.

         5.  This Amendment No. 1 shall be effective as of the date hereof and, except as set forth herein, the
Rights Agreement shall remain in full force and effect and shall be otherwise unaffected hereby.

         6.  This Amendment No. 1 may be executed in two or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

         IN WITNESS WHEREOF, the parties hereto have caused this Amendment No. 1 to be duly executed as of the day and year first above written.

Attest:                                                      Hancock Holding Company

By: /s/ Carl J. Chaney                                      By: /s/ George A. Schloegel
    ----------------------------------                          -----------------------------------
     Name:   Carl J. Chaney                                      Name:   George A. Schloegel
     Title:  Chief Executive Officer                             Title:  Chairman

Attest:                                                      Hancock Bank

By: /s/ George A. Schoegel                                   By: /s/ Carl J. Chaney
    ----------------------------------                          -----------------------------------
     Name:   George A. Schloegel                                 Name:    Carl J. Chaney
     Title:  Chairman                                            Title:   Chief Financial Officer